UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2021

IRONNET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Tysons One Place, Suite 400 McLean, VA	22102
(address of principal executive offices)	(zip code)

(443) 300-6761

(Registrant’s telephone number, including area code)

LGL Systems Acquisition Corp.

165 W. Liberty Street, Suite 220

Reno, NV 89501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DFNS	New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock	DFNS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 26, 2021, LGL Systems Acquisition Corp. (the “Company”) convened a special meeting of stockholders (the “Special Meeting”) held in connection with the Company’s previously announced business combination with IronNet Cybersecurity, Inc. (“IronNet”) and LGL Systems Merger Sub Inc. (“Merger Sub”) pursuant to the Agreement and Plan of Reorganization and Merger, dated as of March 15, 2021, and as amended by the Amendment No. 1 to Agreement and Plan of Reorganization and Merger, dated as of August 6, 2021 (the “Merger Agreement”) and the transactions contemplated thereby. Pursuant to the terms of the Merger Agreement, a business combination between the Company and IronNet was effected on August 26, 2021 through the merger of Merger Sub with and into IronNet, with IronNet surviving the merger as a wholly owned subsidiary of the Company, which has been renamed “IronNet, Inc.” Each proposal voted on at the Special Meeting is described in detail in the Company’s definitive proxy statement /prospectus filed with the U.S. Securities and Exchange Commission on August 6, 2021 and mailed to stockholders.

As of the close of business on July 19, 2021, the record date for the Special Meeting, there were an aggregate of 21,562,500 shares of Class A common stock, par value $0.0001 per share (the “Class A Stock”), and Class B common stock, par value $0.0001 per share (“Class B Stock” and, together with the Class A Stock, the “Common Stock”), outstanding, each of which was entitled to one vote with respect to each proposal. At the opening of the meeting, there were at least 12,265,305 shares of Class A Stock present in person or by proxy, which represented 71.10% of the shares of Class A Stock entitled to vote, and 4,312,500 shares of Class B Stock present in person or by proxy, which represented 100% of the shares of Class B Stock entitled to vote. Collectively, this constituted a quorum for the transaction of business.

The voting results for the proposals voted on at the Special Meeting are set forth below:

1.    The Business Combination Proposal - To approve and adopt the Merger Agreement and the transactions contemplated thereby.

Class	For	Against	Abstain	Broker Non-Votes
Class A Stock	11,319,535	944,520	1,250	N/A
Class B Stock	4,312,500	0	0	N/A
Total	15,632,035	944,520	1,250	N/A

2.    The Company Charter Proposals - To adopt amendments to the Company’s second amended and restated certificate of incorporation currently in effect in the form attached to the Merger Agreement.

2a. - Name Change Charter Amendment

Class	For	Against	Abstain	Broker Non-Votes
Class A Stock	11,312,535	951,520	1,250	N/A
Class B Stock	4,312,500	0	0	N/A
Total	15,625,035	951,520	1,250	N/A

2b. - Authorized Share Charter Amendment

Class	For	Against	Abstain	Broker Non-Votes
Class A Stock	11,267,449	972,307	25,549	N/A
Class B Stock	4,312,500	0	0	N/A
Total	15,579,949	972,307	25,549	N/A

2c. - Actions By Stockholders Charter Amendment

Class	For	Against	Abstain	Broker Non-Votes
Class A Stock	11,067,250	1,175,765	22,290	N/A
Class B Stock	4,312,500	0	0	N/A
Total	15,379,750	1,175,765	22,290	N/A

2d. - Corporate Opportunity Charter Amendment

Class	For	Against	Abstain	Broker Non-Votes
Class A Stock	11,287,815	954,273	23,217	N/A
Class B Stock	4,312,500	0	0	N/A
Total	15,600,315	954,273	23,217	N/A

2e. - Voting Thresholds Charter Amendment

Class	For	Against	Abstain	Broker Non-Votes
Class A Stock	11,289,520	972,810	2,975	N/A
Class B Stock	4,312,500	0	0	N/A
Total	15,602,020	972,810	2,975	N/A

2f. - Additional Charter Amendment

Class	For	Against	Abstain	Broker Non-Votes
Class A Stock	11,309,606	946,119	9,580	N/A
Class B Stock	4,312,500	0	0	N/A
Total	15,622,106	946,119	9,580	N/A

3.    The NYSE Proposal - To approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance of shares of the Company common stock pursuant to the Merger Agreement and the issuance of shares of the common stock in a private placement.

Class	For	Against	Abstain	Broker Non-Votes
Class A Stock	11,314,435	944,820	6,050	N/A
Class B Stock	4,312,500	0	0	N/A
Total	15,626,935	944,820	6,050	N/A

4.    The Director Election Proposal - To elect eleven directors to serve on the board of directors of the post-business combination company.

	FOR	WITHHOLD	BROKER NON-VOTE
Donald R. Dixon	15,614,150	963,655	N/A
Theodore E. Schlein	15,621,445	956,360	N/A
André Pienaar	15,624,043	953,762	N/A
Vadm. John M. McConnell (Ret.)	15,614,050	963,755	N/A
Hon. Michael J. Rogers	15,484,435	1,093,370	N/A
Gen. John M. Keane (Ret.)	15,621,045	956,760	N/A
Robert “Rob” LaPenta Jr.	15,613,748	964,057	N/A
Mary E. Gallagher	15,494,537	1,083,268	N/A
William E. Welch	15,620,950	956,855	N/A
Vadm. Jan E. Tighe (Ret.)	15,622,163	955,642	N/A
Gen. Keith B. Alexander (Ret.)	15,486,324	1,091,481	N/A

5.    The Incentive Plan Proposal - To approve the IronNet, Inc. 2021 Equity Incentive Plan.

Class	For	Against	Abstain	Broker Non-Votes
Class A Stock	10,863,583	1,361,297	40,425	N/A
Class B Stock	4,312,500	0	0	N/A
Total	15,176,083	1,361,297	40,425	N/A

6.    The ESPP Proposal - To approve the IronNet, Inc. 2021 Employee Stock Purchase Plan.

Class	For	Against	Abstain	Broker Non-Votes
Class A Stock	10,889,313	1,336,228	39,764	N/A
Class B Stock	4,312,500	0	0	N/A
Total	15,201,813	1,336,228	39,764	N/A

Item 7.01 Regulation FD Disclosure.

On August 26, 2021, the Company issued a press release announcing voting results relating to the Special Meeting and the closing of the business combination. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K pursuant to this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release dated August 26, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONNET, INC.

Date: August 26, 2021	By:	/s/ James C. Gerber
	Name:	James C. Gerber
	Title:	Chief Financial Officer

5